EXHIBIT 99.1


[SYNOVICS PHARMACEUTICALS, INC. LOGO]


COMPANY CONTACT:                        INVESTOR CONTACTS:
Synovics Pharmaceuticals, Inc.          Lippert/Heilshorn & Associates
Ronald Howard Lane, Ph.D.               Don Markley or Brandi Floberg
Chairman and CEO                        dmarkley@lhai.com
(602) 508-0112                          (310) 691-7100
www.synovics.com

    SYNOVICS PHARMACEUTICALS INITIATES U.S. DEVELOPMENT OF ITS THIRD GENERIC
                          ORAL CONTROLLED-RELEASE DRUG

PHOENIX (JUNE 9, 2006) - SYNOVICS PHARMACEUTICALS, INC. (OTCBB: SYVC), a specialty pharmaceutical company with proprietary technologies for the development of controlled-release generic and branded oral drugs, today announced that its wholly owned subsidiary, Synovics Laboratories, Inc., has initiated the process for U.S. chemical, manufacturing and control (CMC) development of its third controlled-release generic drug candidate, SNG1003. The Company is developing three doses of SNG1003 (a, b and c), which together address a branded drug with annualized sales in excess of $500 million. Concurrently, the Company plans to conduct pivotal biostudies according to U.S. Food and Drug Administration (FDA) guidelines to demonstrate bioequivalency that provides confirmation of the successful formulation and biostudies data achieved in India.

Following the successful completion of development efforts with SNG1003a, b and c, and the Company's previously announced drug candidates, SNG1001a and SNG1002a, Synovics Pharmaceuticals expects to file a series of Abbreviated New Drug Applications (ANDAs) with the FDA. There is currently no generic version nor ANDA filed with the FDA for the brand targeted by SNG1003. If this situation remains when Synovics files its intended ANDA, the Company could be awarded a period of marketing exclusivity.

Synovics Chairman and CEO Ronald H. Lane, Ph.D., stated, "We continue to execute on our business strategy of leveraging our licensed proprietary technologies and overseas relationships for the preliminary development of drug candidates. Currently we have initiated the CMC development process for three drug candidates in our product pipeline, and we expect to have six underway before the end of the year."

Synovics Chief Scientific Officer Nirmal Mulye, Ph.D., noted, "We are delighted to begin this stage of the development process that brings us one step closer to our goal of commercialization. Further, with our recently completed acquisition of Kirk Pharmaceuticals, LLC and its affiliated company ANDAPharm, LLC, we are well-positioned to complete the CMC development and manufacturing of SNG1003a, b and c as well as our previously announced drug candidates SNG1001a and SNG1002a."

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ABOUT SYNOVICS

Synovics is a specialty pharmaceutical company engaged in the development and commercialization of oral controlled-release generic drugs and improved formulations of previously approved drugs. The Company has licensed exclusive and worldwide rights to employ certain proprietary oral controlled-release drug formulation technologies. Synovics is undertaking the initiation of U.S. development and commercializing its extensive pipeline of difficult to formulate generic and branded drugs. Synovics intends to file Abbreviated New Drug Applications (ANDAs) with the FDA for its oral controlled-release generic drugs. Total U.S. sales for the branded drugs targeted with the Company's generic pipeline are approximately $8 billion. The Company believes it has numerous "first to file" or only to file opportunities for ANDAs, which could be awarded periods of marketing exclusivity. Additionally, the Company intends to develop its portfolio of oral controlled-release branded drugs and file a series of 505(b)(2) New Drug Applications with the FDA. 505(b)(2) drug applications are for pharmaceutical products based on new or improved uses of existing drugs.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS," "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING BIOEQUIVALENCY, OUTCOME OF ANY POTENTIAL LEGAL PROCEEDINGS, INCLUDING
PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING OUR PRODUCTS; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; OUR ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS WE EXPECT; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR OUR PRODUCTS; OUR POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF OUR FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES WE EXPECT; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT WE PURCHASE; THE REGULATORY ENVIRONMENT; OUR EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; OUR TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS WE MAY ACQUIRE AND IMPLEMENTING OUR NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.